Exhibit 99.1

ACTIVIDENTITY REPORTS FOURTH QUARTER AND FISCAL YEAR 2010 FINANCIAL RESULTS

FREMONT, Calif., November 18, 2010 — ActivIdentity Corporation (NASDAQ: ACTI), a global leader in intelligent identity assurance, reported revenue for the quarter ended September 30, 2010 of $15.2 million compared to revenue for the quarter ended September 30, 2009 of $14.5 million and $13.6 million for the quarter ended June 30, 2010.  Revenue for the year ended September 30, 2010 was $57.7 million compared to $62.3 million for the year ended September 30, 2009.

ActivIdentity’s net loss for the quarter ended September 30, 2010, was ($1.3) million, or ($0.03) per basic and diluted share, compared to net loss of ($0.3) million, or ($0.01) per basic and diluted share for the quarter ended September 30, 2009 and net loss of ($0.2) million, or ($0.00) per basic and diluted share for the quarter ended June 30, 2010.  Net loss for the quarter ended September 30, 2010, was positively impacted by $0.4 million in net foreign exchange gains.  ActivIdentity’s net loss for fiscal 2010 was ($5.7) million, or ($0.12) per basic and diluted share, as compared to a net loss for fiscal 2009 of ($5.5) million, or ($0.12) per basic and diluted share.

ActivIdentity’s operating loss was ($1.5) million in the quarter ended September 30, 2010 compared to an operating loss of ($1.3) million in the quarter ended September 30, 2009 and ($1.9) million in the quarter ended June 30, 2010.  Operating loss in fiscal 2010 was ($9.3) million, as compared to an operating loss of ($7.2) million in fiscal 2009.

General and administrative expenses in the quarter ended September 30, 2010 and the year ended September 30, 2010 included significant IP litigation and M&A related expenses totaling $1.2 million and $3.4 million, respectively.  Adjusted EBITDA was $0.2 million for the quarter ended September 30, 2010 compared to $0.5 million for the quarter ended September 30, 2009 and $0.8 million for the quarter ended June 30, 2010.  Adjusted EBITDA is a non-GAAP measure and is defined as operating income (loss) adjusted for non-recurring or non-cash items such as stock-based compensation expense, depreciation, amortization of intangibles, severance and asset impairments.

In light of the pending acquisition by ASSA ABLOY Inc., ActivIdentity will not be holding an earnings call.

Financial Highlights

	Three Months Ended			Years Ended
	Sept. 30,	Jun. 30,	Sept. 30,	Sept. 30,	Sept. 30,
(In Millions, except Per Share Data)	2010	2010	2009	2010	2009
GAAP RESULTS
Revenue	$15.2	$13.6	$14.5	$57.7	$62.3
Net loss	$(1.3)	$(0.2)	$(0.3)	$(5.7)	$(5.5)
Net loss per share — basic and diluted	$(0.03)	$(0.00)	$(0.01)	$(0.12)	$(0.12)

NON-GAAP RESULTS

Adjusted EBITDA	$0.2	$0.8	$0.5	$(1.3)	$2.3

ActivIdentity is presenting non-GAAP numbers in this press release to provide investors with a better understanding of operating results and underlying trends in order to assess our performance and liquidity.  We evaluate our operating performance based on several measures, including the non-GAAP financial measure of Adjusted EBITDA.  We believe Adjusted EBITDA is a useful supplemental financial measure for investors because it facilitates investors’ ability to evaluate the operational strength of the Company’s business. Please refer to the GAAP to non-GAAP reconciliation table for further detail.  Certain financial results are subject to the application of accounting estimates, especially with regards to fair value accounting.  Management has used what it believes to be appropriate valuation techniques to assess the fair value of the marketable securities and the fair value of undelivered elements in multi-element software arrangements.

About ActivIdentity

ActivIdentity Corporation is a global leader in intelligent identity assurance, providing solutions to confidently establish a person’s identity when interacting digitally. For more than two decades the Company’s experience has been leveraged by security-minded organizations in large-scale deployments such as the U.S. Department of Defense, Nissan, and Saudi Aramco. The Company’s customers have issued more than 100 million credentials, securing the holder’s digital identity. ActivIdentity is headquartered in Silicon Valley, California. For more information, visit www.actividentity.com.

# # #

ActivIdentity is a registered trademark in the United States and/or other countries. All other trademarks are the property of their respective owners in the United States and/or other countries.

Additional Information

ActivIdentity has filed with the Securities and Exchange Commission a definitive proxy statement and other relevant materials in connection with the merger.  The proxy statement has been mailed to the stockholders of ActivIdentity.  Before making any voting or investment decision with respect to the merger, investors and stockholders of ActivIdentity are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the merger, ActivIdentity, the HID Global division of ASSA ABLOY Inc. and ASSA ABLOY Inc.  Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission (the “SEC”) at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ActivIdentity at its corporate website at www.ActivIdentity.com under Corporate/Investor Relations or by calling the investor relations department at (510)574-0100 or by writing to ActivIdentity Corporation, 6623 Dumbarton Circle, Fremont, California 94555, Attn: Investor Relations.

ActivIdentity and its officers and directors may be deemed to be participants in the solicitation of proxies from ActivIdentity’s stockholders with respect to the merger.  A description of any interests that these officers and directors have in the merger is available in the definitive proxy statement. Information concerning ActivIdentity’s directors and executive officers is set forth in ActivIdentity’s proxy statement for its 2010 special meeting of stockholders, which was filed with the SEC on November 12, 2010.  These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to ActivIdentity’s Investor Relations page on its corporate website at www.ActivIdentity.com.

Safe Harbor Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected closing of ASSA ABLOY Inc.’s acquisition of ActivIdentity.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ, including, but not limited to, changes to the preliminary financial results upon completion of our quarterly and fiscal year financial statements and associated audit, risks and uncertainties arising from the possibility that the closing of the transaction with ASSA ABLOY Inc. may be delayed or may not occur and such other risks as identified in our Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and subsequent Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward looking statements.  ActivIdentity assumes no obligation to update any forward-looking statement contained in this press release.

Investor Contact:

Jacques Kerrest

Chief Financial Officer

+1 510-574-1792

jkerrest@actividentity.com

ACTIVIDENTITY CORPORATION

CONDENSED CONSOLIDATED UNAUDITED BALANCE SHEETS

(In thousands)

	September 30,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$72,519	$75,624
Marketable securities	3,780	3,100
Accounts receivable, net	12,247	13,983
Inventories	883	701
Prepaid and other current assets	3,509	556
Total current assets	92,938	93,964
Restricted cash	—	1,746
Investments	—	11,752
Property and equipment, net	1,637	2,353
Intangible assets, net	9,075	1,842
Goodwill	9,416	—
Other long-term assets	660	2,920
Total assets	$113,726	$114,577

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,731	$1,853
Accrued compensation and related benefits	4,693	5,507
Accrued restructuring liability	148	642
Accrued and other current liabilities	3,914	3,493
Current portion of deferred revenue	9,520	12,574
Total current liabilities	20,006	24,069
Long-term portion of deferred revenue	2,296	1,240
Accrued restructuring liability	—	325
Deferred rent	502	114
Other long-term liabilities	460	582
Total liabilities	23,264	26,330

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value: 10,000,000 shares authorized; none issued and outstanding as of September 30, 2010 and 2009	—	—
Common stock, $0.001 par value: 75,000,000 shares authorized; 47,249,335 and 45,866,110 issued and outstanding as of September 30, 2010 and 2009	48	46
Additional paid-in capital	436,166	429,105
Accumulated deficit	(334,314)	(328,599)
Accumulated other comprehensive loss	(11,750)	(12,616)
Total ActivIdentity stockholders’ equity	90,150	87,936
Non-controlling interest	312	311
Total stockholders’ equity	90,462	88,247
Total liabilities and stockholders’ equity	$113,726	$114,577

ACTIVIDENTITY CORPORATION

CONDENSED CONSOLIDATED UNAUDITED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Years Ended September 30,
	2010	2009	2008
Revenue:
Software	$21,533	$23,975	$19,589
Hardware	13,578	15,784	15,078
Service	22,595	22,562	24,342
Total revenue	57,706	62,321	59,009
Cost of revenue:
Software	1,229	4,179	963
Hardware	6,887	7,954	9,551
Service	8,071	7,677	10,779
Amortization of developed technology and patents	972	2,168	2,380
Total cost of revenue	17,159	21,978	23,673
Gross profit	40,547	40,343	35,336
Operating expenses:
Sales and marketing	17,516	19,572	25,602
Research and development	15,892	15,053	18,867
General and administration	15,785	12,769	11,380
Restructuring expense (net of recoveries)	(356)	—	(70)
Amortization of other intangible assets	985	140	165
Write-down of goodwill	—	—	35,874
Total operating expenses	49,822	47,534	91,818
Loss from operations	(9,275)	(7,191)	(56,482)
Other income (expense):
Interest income, net	564	1,710	4,659
Other income (expense), net	3,169	(508)	(25,190)
Total other income (expense), net	3,733	1,202	(20,531)
Loss before income taxes and non-controlling interest	(5,542)	(5,989)	(77,013)
Income tax benefit (provision)	(172)	344	506
Net loss	(5,714)	(5,645)	(76,507)
Less: net income (loss) attributable to non-controlling interest	(1)	99	50
Net loss	$(5,715)	$(5,546)	$(76,457)
Net loss per share — basic and diluted	$(0.12)	$(0.12)	$(1.67)
Shares used to compute basic and diluted net loss per share	47,317	45,814	45,770

ACTIVIDENTITY CORPORATION

CONDENSED CONSOLIDATED UNAUDITED STATEMENTS OF CASH FLOWS

(In thousands)

	Years Ended September 30,
	2010	2009	2008
Cash flows from operating activities:
Net loss	$(5,715)	$(5,546)	$(76,457)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Gain on sale of investments and marketable securities	(4,121)	—	—
Stock-based compensation	3,431	3,074	2,874
Depreciation of property and equipment	1,121	1,243	1,566
Amortization of other intangible assets	985	140	165
Amortization of developed technology and patents	972	2,168	2,380
Unrealized foreign exchange loss	639	1,558	1,782
Impairment of investments	294	—	21,209
Non-controlling interest in ActivIdentity Europe S.A.	1	(99)	(50)
Loss on disposal of property and equipment	—	45	24
Goodwill impairment charge	—	—	35,874
Currency translation loss on liquidation of investments in foreign entity	—	—	1,946
Changes in assets and liabilities, net of assets acquired and liabilities assumed in a business combination:
Accounts receivable	2,434	(1,854)	2,643
Inventories	(227)	1,044	402
Prepaid and other current assets	1,051	(1,542)	872
Other assets	151	2,428	(3,074)
Accounts payable	(245)	163	(444)
Accrued compensation and related benefits	(961)	(485)	(838)
Accrued restructuring liability	(819)	(611)	(729)
Accrued and other current liabilities	621	(2,447)	2,598
Deferred revenue	(2,183)	1,395	(872)
Net cash provided by (used in) operating activities	(2,571)	674	(8,129)
Cash flows from investing activities:
Proceeds from sales and maturities of investments and marketable securities	14,898	6,525	85,165
Other long-term assets	—	25	136
Acquisition, net of cash acquired	(12,769)	—	—
Purchases of property and equipment	(467)	(760)	(307)
Restricted cash	—	(1,458)	—
Purchases of marketable securities	—	—	(37,245)
Net cash provided by investing activities	1,662	4,332	47,749
Cash flows from financing activities:
Proceeds from exercise of employee stock options	335	—	25
Repurchase of stock	(2,413)	—	—
Net cash provided by (used in) financing activities	(2,078)	—	25

Effects of exchange rate changes on cash and cash equivalents	(118)	445	(111)
Net increase (decrease) in cash and cash equivalents	(3,105)	5,451	39,534
Cash and cash equivalents, beginning of period	75,624	70,173	30,639
Cash and cash equivalents, end of period	$72,519	$75,624	$70,173

Supplemental disclosures:
Cash paid (refund received) for income taxes, net	$(1,140)	$186	$(11)

Supplemental Financial Measures — Adjusted EBITDA

In this press release we intend to provide investors with a better understanding of operating results and underlying trends to assess our performance and liquidity.  We evaluate our operating performance based on several measures, including the non-GAAP financial measure of Adjusted EBITDA (defined as operating income (loss) adjusted for non-recurring or non-cash items such as stock-based compensation expenses, depreciation, amortization of intangibles, severance and asset impairments).  We believe Adjusted EBITDA is a useful supplemental financial measure for investors because it facilitates investors’ ability to evaluate the operational strength of the Company’s business.  Adjusted EBITDA, however, is not calculated in accordance with GAAP and should not be considered a substitute for net income (loss) as an indicator of operating performance.  A reconciliation of operating loss from continuing operations to Adjusted EBITDA is presented below.

ActivIdentity Corporation

Reconciliation from GAAP Operating Loss to Adjusted EBITDA

(In thousands)

	Three Months Ended			Years Ended
	Sept. 30,	Jun. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2010	2010	2009	2010	2009
Operating loss	$(1,472)	$(1,920)	$(1,335)	$(9,275)	$(7,191)

Add back depreciation expense	272	300	270	1,122	1,243

Add back amortization expense	574	574	406	1,957	2,308

Add back stock compensation expense	516	962	922	3,431	3,074

Add back severance expense	306	840	198	1,846	2,839
Add back restructuring related expense (net of recoveries)	0	0	0	(356)	0

Adjusted EBITDA	$196	$756	$461	$(1,275)	$2,273

Supplemental Financial Measures — Non-GAAP Results

This press release contains non-GAAP financial measures. The following table reconciles the non-GAAP financial measures in the press release to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP measures include non-GAAP costs of revenue, operating expenses, other expenses, net loss and net loss per share amounts.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, GAAP financial measures, which should be considered as the primary financial metrics for evaluating our financial performance. Significantly, non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures.  They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.  Our non-GAAP financial measures differ from GAAP measures with the same names, may vary over time, and may differ from non-GAAP financial measures with the same or similar names used by other companies.  Accordingly, investors should exercise caution when evaluating our non-GAAP financial measures.

Despite these limitations, we believe our non-GAAP financial measures provide meaningful supplemental information about our operating results, primarily because they exclude expenses that we do not believe are indicative of the ongoing operating performance of our business and our senior management.  Although these items should properly be considered in our GAAP financial measures, we believe they should be excluded when evaluating our current operating performance.  The non-GAAP financial measures disclosed in the accompanying press release are used by our Board of Directors and senior management to evaluate our current operating performance, are used in evaluating the performance of our senior management, and are used in our budget and planning processes.  We believe that our non-GAAP financial measures are helpful to investors by facilitating comparisons of our current and prior operating results and by facilitating comparisons of our operating results with those of other software companies.

Unaudited Reconciliation from GAAP to Non-GAAP Expenses

(In thousands)

	Three Months Ended			Twelve Months Ended
	Sept. 30,	Jun. 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2010	2010	2009	2010	2009
COST OF REVENUE (GAAP)	$4,178	$4,006	$5,039	$17,159	$21,978
Subtract depreciation expense	(7)	(9)	(14)	(40)	(72)
Subtract amortization expense	(263)	(263)	(389)	(972)	(2,168)
Subtract stock-based compensation expense	(11)	(44)	(39)	(142)	(147)
Subtract severance expense	20	0	0	(20)	(37)

COST OF REVENUE (NON-GAAP)	3,917	3,690	4,597	15,985	19,554

OPERATING EXPENSES
Sales & Marketing (GAAP)	$4,188	$4,494	$4,400	$17,516	$19,572
Subtract depreciation expense	(15)	(17)	(27)	(76)	(127)
Subtract stock-based compensation expense	(94)	(117)	(126)	(454)	(591)
Subtract severance expense	(183)	(540)	(182)	(964)	(1,794)

Sales & Marketing (Non-GAAP)	3,896	3,820	4,065	16,022	17,060

Research & Development (GAAP)	$3,651	$4,057	$3,363	$15,892	$15,053
Subtract depreciation expense	(26)	(48)	(38)	(139)	(178)
Subtract stock-based compensation expense	12	(210)	(205)	(617)	(695)
Subtract severance expense	(4)	(156)	(17)	(242)	(801)

Research & Development (Non-GAAP)	3,633	3,643	3,103	14,894	13,379

General & Administration (GAAP)	$4,347	$2,660	$3,037	$15,785	$12,769
Subtract depreciation expense	(224)	(227)	(191)	(868)	(866)
Subtract stock-based compensation expense	(423)	(591)	(552)	(2,218)	(1,641)
Subtract severance expense	(139)	(143)	0	(619)	(208)

General & Administration (Non-GAAP)	3,561	1,699	2,294	12,080	10,054

Amortization of intangibles expense	311	311	17	985	140
Subtract amortization expense	(311)	(311)	(17)	(985)	(140)

Restructuring related expense (net of recoveries)	0	0	0	(356)	0
Subtract restructuring related expense (net of recoveries)	0	0	0	356	0

OPERATING EXPENSES (GAAP)	$12,497	$11,522	$10,817	$49,822	$47,534
OPERATING EXPENSES (NON-GAAP)	$11,090	$9,162	$9,462	$42,996	$40,493

Discussion of Specific Items Excluded from Non-GAAP Financial Measures

We exclude the below items from our non-GAAP financial measures because we believe they are not closely related to the ongoing operating performance of our business and management and are generally excluded from our budget and planning process.  In addition, we believe our non-GAAP financial measures are helpful to investors by facilitating comparisons of our operating results over different time periods and by facilitating comparisons of our financial performance with that of other companies. Except for costs and expenses related to restructuring and severance, these items are non-cash and do not affect cash flows.

1.               Amortization of acquired intangible assets — In accordance with GAAP, we amortize intangible assets acquired in connection with acquisitions over the estimated useful lives of the assets.  We exclude amortization expense from our non-GAAP financial measures because it (i) results from prior acquisitions, rather than the ongoing operating performance of our business, and (ii) absent additional acquisitions, is expected to decline over time as the remaining carrying amounts of these assets are amortized.  We believe excluding this expense helps investors compare our financial performance with that of other companies with different acquisition histories.  However, as with impairment charges, we recognize that amortization expense provides a helpful measure of the financial impact and performance of prior acquisitions and investors should consider our non-GAAP financial measures in conjunction with our GAAP financial results that include amortization expense.

2.               Stock-based compensation — We exclude stock-based compensation expense associated with stock options and restricted stock units granted to employees and non-executive directors from our non-GAAP financial measures.  While stock based compensation is a significant component of our expenses, we believe that investors wish to be able to exclude the effects of stock based compensation expenses in comparing our financial performance with that of other companies.

3.               Restructuring and severance — We exclude restructuring and severance from our non-GAAP financial measures because these costs are unrelated to our ongoing operations.  We believe excluding restructuring and severance expenses help investors compare our operating performance with that of other companies.  We recognize, however, that restructuring and severance will impact cash flows and that we and investors should carefully consider the impact of these costs on future cash flows.

4.               Depreciation expenses — We exclude depreciation expense from our non-GAAP financial measures because it is a non-cash charge.  Depreciation is the attribution of the original cost of a fixed asset upon acquisition over that asset’s estimated useful life.